UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2014

Sevion Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4045 Sorrento Valley Boulevard., San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

858-909-0749
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2014, Sevion Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The matters voted on by stockholders at the Meeting included (1) a proposal to elect eight (8) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, (2) a proposal to approve the amendment and restatement of the Company’s 2008 Incentive Compensation Plan, and (3) a proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. There were represented at the Meeting, either in person or by proxy, 8,330,155 shares of the Company’s common stock out of a total number of 13,866,627 shares of the Company’s common stock outstanding as of the record date, October 22, 2014, and entitled to vote at the Meeting. The results of the stockholders’ votes are as follows:

Proposal	For	Withheld	Broker Non-Votes
Election of the nominees to the Board of Directors of the Company:
Harlan W. Waksal, M.D.	5,251,110	26,732	3,052,313
Phillip Frost, M.D.	5,192,866	84,976	3,052,313
Ronald A. Martell	5,251,606	26,236	3,052,313
John N. Braca	5,251,708	26,134	3,052,313
Christopher Forbes	5,253,486	24,356	3,052,313
David Rector	5,240,722	37,120	3,052,313
Vaughn Smider, M.D., Ph.D.	5,252,193	25,649	3,052,313
Steven Rubin	5,192,068	85,774	3,052,313

To approve the amendment and restatement of the Company’s 2008 Incentive Compensation Plan.	For 5,046,582	Against 110,132	Abstain 121,128	Broker Non-Votes 3,052,313

To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.	For 8,205,893	Against 97,886	Abstain 26,376

The foregoing votes reflect that (i) the nominees of the Board of Directors, (ii) the approval of the amendment and restatement of the Company’s 2008 Incentive Compensation Plan, and (iii) the ratification of the appointment of the Company’s independent public accounting firm for the fiscal year ending June 30, 2015, having received the votes listed above, being a plurality, majority or requisite majority of the votes cast, as applicable, were duly passed by the stockholders of the Company.

Item 8.01 Other Information.

A copy of the presentation delivered at the Meeting will be posted on our website at www.seviontherapeutics.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVION THERAPEUTICS, INC.

Dated: December 17, 2014	By:	/s/ Ronald A. Martell
Name: Ronald A. Martell
Title: Chief Executive Officer